Exhibit 10.1

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                           PARIS HEALTH SERVICES LTD.
                          A FLORIDA LIMITED PARTNERSHIP

         THIS AGREEMENT OF LIMITED PARTNERSHIP ("Agreement") 4f PARIS HEALTH SERVICES LTD., a Florida a Limited Partnership, ("Partnership"), is made and entered into effective as of this 4 day of February, 2002, by and among E"Z AUTH. MANAGEMENT CO., a Florida Corporation, ("E-Z"), ("General Partner"), and HFE, LTD., a Florida Limited Partnership ("HFE"), GOLDING FAMILY LIMITED PARTNERSHIP, a Florida Limited Partnership ("Golding"), LEXSYS SOFTWARE CORP., a Florida corporation ("Lexsys"), HBOA HOLDINGS, INC., a Florida corporation, ("HBOAJ PETER A CARVALHO ("Carvalho"), MIDGARD LTD., a British Virgin Island Company, ('Midgard"), MARTIN THIRER ("Thirer"), FANOMINA LTD., a Florida Limited Partnership ("Fanomina"), KALB & PECK PRIVATE CLIENT TRUST II, a Texas Investment Trust ("Trust"), AMERSHAM MANAGEMENT, LIMITED, a B.V.I. Corporation, ("AML"), (hereinafter all referred to as the "Limited Partners"). The General Partner and the Limited Partners are hereinafter collectively referred to as the "Partners."

         WHEREAS, HFE, Lexsys, Golding and HBOA have developed the Paris Process through their substantial efforts and expense; and

         WHEREAS, the Paris process has potentially great value; and

         WHEREAS, HFE, Lexsys and HBOA have transferred to the Partnership certain of their rights, title and interest in and to the Paris Process (as described in the Paris Background Material previously received by all the Partners and in other collateral documents) in return for their Subscription to Partnership interest and subject to a Licensing Agreement by and between Lexsys and Partnership; and

         WHEREAS, Trust has agreed to contribute the sum of $750,000 to the Partnership in return for its Subscription to Partnership interest; and

         WHEREAS, Midgard, Carvalho, Thirer, Fanomina and AML have been involved with the Paris Process and kept informed as to all aspects of the Paris Project and its development.

         WHEREAS, the Partners wish to form this Partnership to further develop and market for their mutual benefit the Paris Process as described in the Background Material previously received by all of the Partners; and

         WHEREAS, the Partners agree that the Partnership may engage in any activity

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necessary or incidental to the accomplishment of developing and marketing the
Paris Process.

         WHEREAS, the Partners hereto are desirous of forming a Florida limited partnership upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto have agreed as follows:

                                    ARTICLE I
                           ELEMENTS OF THE PARTNERSHIP

         1.01 Formation; Purpose. The Partners hereby form this Partnership pursuant to this Agreement and the provisions of the Florida Revised Uniform Limited Partnership Act (1996), (the "Act") as may be amended from time to time. The primary purpose for which the Partnership is formed is to further develop and market the Paris Process. The Partnership may engage in any activity necessary to, in connection with, or incidental to the accomplishment of the foregoing purpose.

         1.02 Name. Principal Place of Business and Agent for Service of Process The name of the Partnership is Paris Health Services Ltd., and its office and principal place of business shall initially be located at 1475 West Cypress Road, Suite 204, Fort Lauderdale, Florida 33309, and shall thereafter be located at such other place or places as the General Partner may from time to time determine. The Partnership shall at all times maintain in Florida both an office, at which shall be kept records required by Section 6.01 of this Agreement, and an Agent for Service of Process to be designated on the Certificate of Limited Partnership on file with the Office of the Secretary of State of the State of Florida, as such Certificate may be amended from time to time.

         1.03 TERM OF PARTNERSHIP. The term of the Partnership shall commence on the date of the filing of the original Certificate of Limited Partnership in the Office of the Secretary of State of the State of Florida and shall continue until the earlier of

               (a) Seventy-five (75) years from the date of commencement of Partnership activities; or February 1, 2077.

               (b) The occurrence of a Dissolving Event as set forth in Section
               9.01 of this Agreement.

                                   ARTICLE II
                          MANAGEMENT OF THE PARTNERSHIP

         2.01 Rights and Powers of the General Partner. The General Partner shall

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have full and complete charge of all affairs of the Partnership, and the management and control of the Partnership's business shall rest exclusively with the General Partner, subject to the terms and conditions of this Agreement. The General Partner shall not be required to devote all of its time and business efforts to the affairs of the Partnership but shall devote so much time and attention to the Partnership as is reasonably necessary and advisable to manage the affairs of the Partnership to the Partnership's best advantage. Except to the extent otherwise provided herein, the General Partner shall possess all rights and powers of a general Partner as provided by law which, by way of illustration, but not by way of limitation, shall include the right and power:

               (a) To execute any and all agreements, contracts, documents, certifications and instruments necessary or convenient in connection with the management of the Partnership;

               (b) To engage in any kind of activity and to perform and carry out contracts of any kind necessary to or in connection with or incidental to the accomplishment of the purpose of the Partnership as may be lawfully carried on or performed under the laws of the State of Florida;

               (c) To acquire, by purchase, lease, option, or otherwise, any real, personal, or mixed property or any interest therein, which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Partnership;

               (d) To sell, assign, exchange, lease, or otherwise transfer all or part of the Partnership property;

               (e) To construct, repair, renovate, rehabilitate, demolish, or reconstruct the Partnership property;

               (f) To borrow money required for the business and affairs of the Partnership, and to issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Partnership, and to pledge or otherwise encumber or subject to security interests, all or any part of the Partnership property;

               (g) To lend its funds or make guarantees of obligations of others upon such terms as the General Partner shall determine;

               (h) To invest the capital contributions of the Partners and reinvest the proceeds from the sale of any Partnership property in such investments and upon such terms as the General Partner shall determine;


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               (i) To prepay in whole or in part, refinance, increase, modify, or extend any indebtedness affecting the Partnership property, and in connection therewith to execute any extension or renewal of any indebtedness encumbering any Partnership property;

               (j) To place record title to, or the right to use, Partnership property in the name or names of a nominee or nominees for any purpose convenient or beneficial to the Partnership;

               (k) To purchase contracts of liability, casualty, and other insurance deemed necessary, appropriate, or convenient for the protection of the Partnership property or affairs of the Partnership or for any purpose convenient or beneficial to the Partnership;

               (i) To employ any persons (including the General Partner) or entities (including any entities in which any Partner has an interest) in the development, management or operation of the Partnership's property and business and on such terms and for such compensation as the General Partner may determine in his sole discretion;

               (m) To retain counsel, accountants, financial advisors, and other professional personnel;

               (n) To enter into, make and perform such contracts, agreements and other undertakings, and do such other acts as the General Partner deems necessary or advisable, or as may be incidental to or necessary for the conduct of the business of the Partnership;

               (o) To file federal, state, and local tax returns on behalf of the Partnership and make such elections as are required or permitted under federal, state, or local tax laws including, but not limited to, elections under Section 754 of the Internal Revenue Code of 1986, as amended ("Code");

               (p) To invest funds of the Partnership in all forms of property;

               (q) To designate the depository or depositories in which all bank accounts of the Partnership shall be kept and the person or persons upon whose signature or signatures withdrawals therefrom shall be made;

               (r) To prosecute, defend, settle, compromise, or submit to arbitration, any suits, actions, or claims at law or in equity to which the Partnership is a party or by which the Partnership is affected, to confess a judgment against the Partnership, and to satisfy out of Partnership funds any judgment, decree,


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               or decision of any court, board, agency, or authority having jurisdiction, or any settlement of any suit, action, or claim;

               (s) To admit additional Limited Partners;

               (t) To elect to dissolve the Partnership; and

               (u) To engage in such other activities and incur such other expenses as may in its judgment be necessary or appropriate for the furtherance of the Partnership's purposes, and to execute, acknowledge, and deliver any and all instruments necessary to the foregoing.

The General Partner may also be a Limited Partner and to such extent shall be treated in all respects as a Limited Partner. At the time of the execution of this Agreement, E-Z is both the General Partner and a Limited Partner.

         2.02 INDEMNIFICATION. Except in the case of gross negligence or willful misconduct, neither the General Partner nor its officers, directors, employees, managers, agents, shareholders, members or partners or any person that serves at the specific request of the General Partner as a partner, member, officer, director, employee or agent of any other entity (in each case, an "Indemnitee") shall be liable, responsible or held accountable to any other Partner or to the Partnership for any losses, damages or expenses resulting from of arising out of any act or the failure to act by an Indemnitee, provided the Indemnitee reasonably believed such action or inaction to be in furtherance of the best interests of the Partnership. The Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless any Indemnitee (and their respective heirs and legal and personal representatives) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Partnership or any Partners), by reason of any actions or omissions or alleged acts or omissions arising out of such Indemnities activities either on behalf of the Partnership or in furtherance of the interests of the Partnership, if such activities were performed in good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership and in a manner reasonably believed by such Indemnitee to be within the scope of the authority conferred by this Agreement or by law or by the consent of the Partners, against losses, damages or expenses for which such Indemnitee has not otherwise been reimbursed (including reasonable attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Indemnitee in connection with such action, suit or proceeding Expenses incurred by an Indemnitee in defending a civil or criminal action, suit or proceeding shall be paid by the Partnership in advance of the final disposition of such action, suit or proceeding as authorized by the Partnership in the specific action if:


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               (a) The action relates to the performance of duties or services on behalf of the Partnership;

               (b) The legal action is initiated by a third party who is not a Limited Partner; and

               (c) The Partnership receives an undertaking by or on behalf of the person indemnified to repay such amount to the Partnership unless it shall ultimately be determined that such person is entitled to be indemnified by the Partnership as authorized herein.

         The indemnification authorized by this Section 2.02 shall include the payment of reasonable attorneys' fees and costs and other expenses incurred in settling or defending any claims, threatened action, or finally adjudicated legal proceedings. The indemnification provided herein shall survive the removal or withdrawal of the General Partner and shall be in addition to any indemnification provided by applicable law.

         2.03 Powers and Duties of the Limited Partner.

              (a)  The Limited Partners shall not:

              (i) Participate in the control of the business affairs of the Partnership within the meaning of Section 620., Florida Statutes, or any successor legislation;

              (ii) Transact any business on behalf of the Partnership; or

              (iii) Have any power or authority to bind or obligate the Partnership.

         2.04 Partnership Expenses. The Partnership shall pay all of its expenses, including administrative expenses which expenses shall be billed directly to the Partnership; provided, however, that the General Partner shall be reimbursed for all out-of-pocket expenses incurred by it on behalf of the Partnership.

         2.05 Compensation of General Partner. The General Partner shall be entitled to receive a monthly management fee payable on the 15th of each month for its services rendered to the Partnership in an amount equal to 10% of the Gross Revenues received by the Partnership during the preceding monthly period. Gross Revenues for the purposes of this paragraph shall be deemed to be all revenues generated by the Partnership less returns, refunds and/or allowances. From the General Partner's 10% of Gross Revenues as defined herein, the General Partner shall be responsible to pay all compensation due to Officers and Members of the Board of Directors of the General Partner. In any event,


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the General Partner agrees that the General Partner shall not be entitled to receive during any partnership fiscal year in which the partnership has not been profitable, compensation in excess of $150,000.

         2.06 Tax Matters Partner. The General Partner shall be the "Tax Matters Partner" for purposes of Sections 6221 through 6233, inclusive, of the Internal Revenue Code of 1986, as amended ("Code") to manage the administrative tax proceedings conducted at the Partnership level by the Internal Revenue Service with respect to Partnership matters. The Tax Matters Partner shall keep each Partner informed of all administrative and judicial proceedings for the adjustment at the level of Partnership items in accordance with and in the manner provided by the Treasury Regulations. The expenses of such administrative proceedings undertaken by the Tax Matters Partner shall be paid for out of Partnership assets. Each Partner (other than the Tax Matters Partner) who elects to participate in such proceedings shall be responsible for any expenses incurred by the Partner in connection with such participation. In addition, the cost of any adjustments to a Partner's tax return shall be borne solely by the affected Partner.

                                   ARTICLE III
                        PARTNERSHIP INTERESTS AND CAPITAL

          3.01 Partnership Interests. The term "Partnership Interests" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all distributions, allocations and other benefits to which such Partner may be entitled as provided in this Agreement and under Florida law, together with the obligations of such Partner to comply with all of the terms and provisions of this Agreement and applicable Florida law. Each Partner's partnership interest shall be set forth as follows:

               General Partner                         Partnership Interest
               ---------------                         --------------------
               E-Z Auth. Management Co.                        1.000%

               Limited Partners
               ----------------
               HFE, Inc.                                       5.000%
               Golding Family Limited Partnership             30.000%
               Lexsys Software Corp.                          20.242%
               HBOA Holdings, Inc.                            17.992%
               Peter A. Carvalho                               3.141
               Martin Thirer                                   1.000%
               Midgard Ltd.                                    2.000%
               Fanomina Ltd.                                   2.750%
               Kalb & Peck Private Client Trust II            15.000%
               Amersham Management, Limited                    1.875%
                                                             --------
                                 Total:                      100.000%

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          3.02 Initial Capital Contributions. The Partners hereby confirm that as part of their initial capital contribution to the Partnership they have contributed, or will contribute upon execution of this Agreement, cash and/or other property or services in exchange for their respective Partnership Interests as set forth on Schedule "A" hereto.

         3.03 Additional Capital Contributions. No Partner shall be required to make any additional capital contributions to the Partnership.

          3.04 Interest. No interest shall be paid on the initial capital contributions or on any additional capital contributions to the Partnership with the exception of 3.08.

          3.05 Return of Capital Contributions: No Partition. None of the Partners, either General or Limited, shall be entitled to a return of the capital contributions made by any of them until the full and complete winding-up and liquidation of the business and affairs of the Partnership inclusive of a sale of the assets of the Partnership. None of the Partners shall have the right to bring any action for partition against the Partnership with respect to its property, or to demand and receive property other than cash in return for his or her contribution. However, the General Partner may, in his sole discretion, make distributions of property other than cash to any or all of the Partners to the extent such distributions are permitted hereunder.

         3.06 Capital Accounts.

               (a) An individual Capital Account shall be maintained for each Partner throughout the term of the Partnership in accordance with the following provisions:

                    (i) Each Partner's Capital Account shall be credited with (increased by):

                              (aa) The amount of money contributed by that Partner to the Partnership;

                              (bb) The fair market value of any property contributed by that Partner to the Partnership (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under Code Section 752);

                              (cc) That Partner's allocated share of the Partnership's Net Profits; and

                              (dd) Any other adjustments required under Treasury Regulations Section 1.704-1 (b); and


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                    (ii) Each Partner's Capital account shall be debited with
                    (decreased by):

                              (aa) The amount of money distributed to that Partner by the Partnership;

                              (bb) The fair market value of any property distributed to that Partner by the Partnership (net of liabilities secured by such distributed property that such Partner is considered to assumed or take subject to under Code section
                              752);

                              (cc) That Partner's attacated share of the Partnership's Net Losses; and

                              (dd) Any other adjustments required under Treasury Regulations Section 1.704-1 (b).

                    (b) In the event any interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                    (c) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations
                    Section 1.704-1 (b), and shall be interpreted and applied in a manner consistent with such regulations. In the event the General Partner determines that it is necessary to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the General Partner shall make such appropriate modifications. The General Partner shall also make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704 - (b).

         3.07 Loans by the Partners. None of the Partners shall be required to make loans to the Partnership. The Partners may, however, lend funds to the Partnership with the consent of the General Partner, and upon such terms and conditions as agreed to by the General Partner and the Partner making the loan. A loan made by a Partner shall not be deemed to be a capital contribution for any purpose whatsoever.

         3.08 Preferred Distribution. The Partners do hereby agree that for the two (2) years commencing February 1, 2002 through January 1, 2004, that the Partnership


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will pay to Trust a minimum of $75,000 per year, which shall be paid at the rate of $6250 per month commencing the month ending February 28, 2002, and continuing on the 28th day of each month thereafter for 23 months. The Partnership shall place in escrow with attorney Merrill A. Bookstein the amount of $75,000 which will represent the first 12 months of said interest payments. Once the Trust is paid its initial investment plus 10% per annum or prorata portion at that time, any further obligations to pay interest cease. Any monies remaining in escrow at that time will be released to the Partnership.

                                   ARTICLE IV
                    ALLOCATION OF NET PROFITS AND NET LOSSES

         4.01 "Net Profits or Net Losses" Defined. "Net Profits or Net Losses" shall mean the taxable income or loss of the Partnership for federal income tax purposes, determined as of the close of the Partnership's fiscal year, including, without limitation, each item of Partnership income, gain, loss, deduction or credit.

         4.02 Allocation of Net Profits or Net Losses. Except as otherwise provided in Section 4.03, below, Net Profits or Net Losses shall be allocated among the Partners in accordance with their respective Partnership Interests.

         4.03 Code Section 704 (chi Allocations. To the extent required under code Section 704 (c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take into account the difference, if any, between the tax basis of the property to the Partnership and its fair market value at the time of contribution to the Partnership.

                                    ARTICLE V
                            DISTRIBUTIONS OF PROFITS

         5.01 "Net Profits" Defined. Net Profits shall mean all cash received from operations by the Partnership, less all cash disbursements from operations made by the Partnership in the current year (not including distributions made to Partners in their capacity as such) after deducting such reserves as the General Partner shall deem reasonably necessary. Any such reserves deducted shall be considered Profits upon subsequent distribution.

         5.02 Distributions of Profits.

               (a) Except as set forth in paragraph 5.02(b), Net Profits during any taxable year of the Partnership shall be distributed yearly to the Partners in accordance with their respective percentage share of Partnership Interests. The General Partner may retain on behalf of the


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                    Partnership all or any portion of the Net Profits during any taxable year for working capital reserves or other needs of the Partnership's business as determined in the sole discretion of the General Partner, but in no event shall the General Partner distribute less than 80% of the Net Profits earned during any calendar year.

               (b) The Partners agree that, until Trust has received from the Partnership distributions of Profits equaling $750,000 that Trust shall be entitled to 50% of the Net Profit distributions made to Partners instead of a 15% distribution based on Trust's 15% ownership of Partnership interests. The remaining Net Profits available for distribution after payment of the 50% to Trust shall be paid to the remaining Partners in accordance with their respective percentage share of Partnership Interests. After Trust has received the $750,000 all Partners shall then receive distributions in accordance with their respective percentage share of Partnership Interests.

         5.03 Limitation on Distributions. No Partner may receive a distribution from the Partnership if, after giving effect to the distribution, the total liabilities of the Partnership (other than liabilities to Partners on account of their Partnership Interests) would exceed the fair value of the Partnership's assets.

                                   ARTICLE VI
                          ACCOUNTING AND RECORD KEEPING

         6.01 Records to be Kept. The General Partner shall cause to be kept at the principal office of the Partnership all of the following:

              (a) A current list of the full names and last known business addresses of each Partner, separately identifying the General Partner and the Limited Partners;

              (b) A copy of the certificate of limited partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

              (c) Copies of the Partnership's federal, state, and local income tax returns and reports, if any, for the three most recent taxable years; and

              (d) Copies of the original Limited Partnership Agreement of the Partnership and all amendments thereto.


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         6.02 Access to Records. Each Limited Partner has the right, upon reasonable request, to inspect and copy during normal business hours any of the Partnership records required to be maintained by Section 6.01 and to obtain from the General Partner, promptly after becoming available, a copy of the Partnership's federal, state, and local income tax or information returns for each year.

         6.03 Tax Information. The General Partner shall send to each of the Limited Partners within ninety (90) days after the end of each taxable year such information as is necessary to complete federal and state-income tax returns, information returns or annual reports.

         6.04 Fiscal Year. The Partnership shall operate on a calendar year, or some other fiscal year as adopted by the General Partner, subject to compliance with federal income tax laws.

         6.05 Accounting Elections. The Partnership shall use the method of accounting as determined by the General Partner, subject to compliance with federal income tax laws. All elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in his sole discretion.

         6.06 Bank Accounts, Funds and Properties. The funds of the Partnership shall be deposited in such bank or banks as the General Partner shall deem appropriate. Such funds shall be withdrawn only by the General Partner or its duly authorized agent(s).

         6.07 Adjustment of Tax Basis. The Partnership may, in the sole discretion of the General Partner, elect, pursuant to Section 754 of the Code; to adjust the basis of the Partnership property as allowed by Code Sections 734
(b) and 743 (b). This election, if made, will be filed with the Partnership information income tax return for the first taxable year to which the election applies.

         6.08 Reserves. Subject to Section 5.02(a), the Partnership shall maintain reserves for working capital and/or contingencies in such amounts as the General Partner, in his sole discretion, deems necessary or appropriate.

                                   ARTICLE VII
                        TRANSFER OF PARTNERSHIP INTERESTS

         7.01 Interests Not Transferable.

               (a) Except as otherwise set forth in this Article and Article 7.03, Partnership Interests may not be transferred, assigned, pledged or otherwise


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               hypothecated without the consent of the General Partner, which consent may not be unreasonably withheld. Notwithstanding anything else herein, the General Partner, in its sole and absolute discretion, may condition its consent upon receipt of an opinion of counsel satisfactory in form and substance to the General Partner to the effect that the proposed transfer, assignment, pledge or other hypothecation will not (i) violate any Federal securities laws or state securities laws or "blue sky" laws, (ii) cause the Partnership to loose its status as a partnership for Federal income tax purposes or otherwise adversely affect the Partnership's status under applicable Federal income tax laws or regulations (iii) cause the Partnership to become subject to the Investment Company Act of 1940,.as amended, or (iv) cause the General Partner to become subject to the Investment Advisers Act of 1940, as amended. Any such transfer, assignment, pledge or other encumbrance in violation of this Agreement shall be null and void, and neither the Partnership nor any of the Partners shall have any obligation to recognize any such transfer, assignment, pledge or other encumbrance. If a Limited Partners Partnership Interest is offered for sale, the other Limited Partners shall have the first right and option to purchase their pro rata Share of the Selling Limited Partner's Partnership Interests (based on their respective percentage ownership of Partnership Interests).

               (b) Partnership Interests may be transferred by a Limited Partner that is a partnership to its partners, by a Limited Partner that is a limited partnership to its limited partners, by a Limited Partner that is a corporation to its shareholders, by a Limited Partner that is a limited liability company to its members and by a Limited Partner that is a trust to its beneficiaries without the consent of the General Partner so long as the General partner is notified of any such transfer within ten (10) days prior to such transfer and, if requested by the General Partner, the transferor delivers to the General Partner the opinion described in 7.01 (a) above.

         7.02 Death of an Individual Limited Partner.

         Upon the death of an individual Limited Partner (?Deceased Limited Partner'), the personal representative(s) of his estate shall be obligated to give written notice of the Deceased Limited Partner's death ("Notice of Limited Partner's Death") to the other Limited Partners ("Surviving Limited Partners"). If a deceased Limited Partner's Partnership Interest is offered for sale, the Surviving Limited Partners shall have the first right and option to purchase their pro rata share of the Deceased Limited Partner's Partnership Interests (based on their percentage ownership of Partnership Interests).

         7.03 Substituted Partners. No assignee of all or any portion of a Partnership Interest shall have the right to become a substituted Partner in place of his assignor, unless the prior written consent of the General Partner to such substitution shall be


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obtained, as provided in Section 7.01, and the assignor and assignee shall have executed such documents and/or instruments as required by the General Partner in connection therewith.

                                  ARTICLE VIll
                          WITHDRAWAL OF GENERAL PARTNER

         8.01 Withdrawal of General Partner. The General Partner shall cease to be the General Partner of the Partnership (and shall hereinafter be referred to a the "Withdrawing General Partner") if such General Partner voluntarily withdraws from the Partnership. In addition, the General Partner shall immediately cease to be the General Partner of the Partnership upon the occurrence of one or more of the following events:

              (a) The General Partner makes an assignment for the benefit of creditors;

              (b) The General Partner files a voluntary petition in bankruptcy;

              (c) The General Partner is adjudged bankrupt or insolvent or has entered against him an order for any relief in any bankruptcy or insolvency proceeding;

              (d) The General Partner files a voluntary petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

              (e) The General Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against them, or fails to file an answer to such petition within the required time frame, in any proceeding for reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

              (f) The General Partner seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of their properties, or any such action is taken without their consent or acquiescence;

         8.02 Effect of Withdrawal of the General Partner. If the General Partner ceases to be the General Partner of the Partnership as provided in
Section 8.01 hereof, the Partnership shall dissolve pursuant to Article IX hereof unless:

              (a) At the time there is at least one other General Partner; or

              (b) If there are no other remaining General Partners, all of the Limited Partners agree in writing, within ninety (90) days after the withdrawal of the General Partner, to continue the business of the Partnership and to admit one or more successor General Partners, in which case

                   (i) The Partnership shall continue until the end of the term for which it is formed, or until the subsequent withdrawal of the Successor General Partner(s) pursuant to Section 8.01, in which event all remaining Partners shall again elect whether they wish to continue the Partnership operations;

                   (ii) The Withdrawing General Partner or his successor in interest, to the extent such party is a Limited Partner, shall remain as a Limited Partner of the Partnership and shall not be entitled to the return of his Capital Account until the dissolution of the Partnership in accordance with
                   Section 9.01 hereof; and

                   (iii) All necessary steps shall be taken to amend the Certificate of Limited Partnership to reflect the change in the general partner.

          8.03 Liability of Withdrawing General Partner. Except as otherwise provided herein, the Withdrawing General Partner shall remain liable for all obligations and liabilities incurred by him prior to the time he ceases to be General Partner of the Partnership. The withdrawing General Partner, however, shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the date he ceases to be General Partner of the Partnership.

          8.04 Withdrawal of Limited Partners. No Limited Partner shall be entitled to voluntarily withdraw from the Partnership except upon the dissolution and liquidation of the Partnership in accordance with Article IX hereof.

                                   ARTICLE IX
                           DISSOLUTION AND LIQUIDATION

         9.01 Dissolving Events. The Partnership shall be liquidated and dissolved in the manner hereinafter provided upon the happening of any of the following events (referred to herein as "Dissolving Events"):

              (a) A dissolution of the Partnership pursuant to Section 8.02 hereof;

              (b) The unanimous written election of the General Partners to dissolve the Partnership; or

              (c) The expiration of the term of the Partnership as provided in
              Section 1.03 (a) hereof.

         9.02 EFFECT OF DISSOLVING EVENT.

              (a) Following the occurrence of a Dissolving Event, the Partnership's activities shall be strictly limited to winding up its affairs by selling the Partnership property in an orderly manner (so as to avoid the loss normally associated with forced sales), and applying the proceeds of such sale, together with other funds held by the Partnership, first, to satisfy the Partnership's outstanding unpaid obligations and the expenses of liquidation. The Partnership's net assets, after satisfaction of its liabilities and expenses (referred to herein as the "Liquidation Proceeds"), shall be distributed first to the Trust (to the extent the Trust has not received a full return of its $750,000 capital contribution up to the amount of Trust's capital contribution, then, to the Partners pro rata (inclusive of the Trust) in accordance with their relative positive Capital Account balances, as determined after taking into account all Capital Account adjustments for the Partnership taxable year during which such liquidation occurs, by the end of such taxable year (or, if later, within ninety (90) days after the date of such liquidation).

              (b) The Partnership agrees that in the event that either all of the Partnership's interests, or the Partnership's entire business or assets should be sold for a sum less than $10,000,000, then in that event, the Partners agree that the Trust shall in addition to its pro rata share of the net sale proceeds receive the sum of $375,000.

              (c) Subject to Section 5.02(b) all income, gain and loss recognized by the Partnership after the date of a Dissolving Event shall continue to be allocated among the Partners according to the provisions of Article IV hereof.

              (d) The General Partner shall have exclusive authority and responsibility for liquidating the Partnership in the manner provided for herein, provided, however, that if there is no remaining General Partner, the Limited Partners shall appoint a liquidator (who need not be a Partner) who shall be vested with the same authority and responsibility to liquidate the Partnership as would have been held by the General Partner.

         9.03 DATE OF TERMINATION. The Partnership shall be terminated when all Liquidation Proceeds have been applied in the manner prescribed hereinabove and all know Partnership liabilities have been satisfied.

         9.04 Waiver of Right to Decree of Dissolution. The parties hereby agree that irreparable damage would be caused to the goodwill and reputation of the Partnership if any Limited Partner should bring an action in court to dissolve the Partnership. Accordingly, each Limited Partner hereby waives and renounces its, his or her right to seek a judicial dissolution of the Partnership or to seek the appointment by the court of a liquidator for the Partnership.

                                    ARTICLE X
                                POWER OF ATTORNEY

         10.01 Appointment of General Partner. Each Limited Partner, by the execution of this Agreement, hereby irrevocably constitutes and appoints the General Partner, as his or her true and lawful -attorney-in-fact, with full power and authority in his or her name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including, but not limited to:

              (a) All fictitious or assumed name certificates and all documents relating to the qualification of the Partnership to do business in Florida, required or permitted to be filed on behalf of the Partnership;

              (b) All documents required in connection with any Partnership transaction entered into consistent with this Agreement;

              (c) All instruments which may be required or permitted by law to be filed on behalf of the Partnership and which are not inconsistent with this Agreement;

              (d) All amendments to the Agreement which (i) are of a technical nature, (ii) do not adversely affect the rights of the Partners hereunder, and (iii) may be required to be made by law; and

              (e) All documents which may be required to effect the dissolution of the Partnership pursuant to this Agreement.

         10.02 Power Coupled with an Interest. The power of attorney granted pursuant to Section 10.01 shall be deemed to be a power coupled with an interest, and shall survive the death, legal incapacity, or insolvency of a Limited Partner or the delivery of an assignment of a Partnership Interest hereunder.

                                   ARTICLE XI
                                     NOTICES

          All notices, requests and other communications provided for herein shall be in writing and, unless otherwise specified in this Agreement, shall be forwarded by first-class mail, postage prepaid, and shall be conclusively deemed to have been received by the party to whom addressed three business days after the same are deposited in the United States Mail. Such notices shall be addressed to the address then indicated on the list maintained pursuant to
Section 6.01 (a) of the Agreement.

                                   ARTICLE XII
                            DISPUTES AND ARBITRATION

         Any dispute or controversy arising under, out of, in connection with or in relation to this Agreement and any amendments thereof, or the breach thereof, or in connection with the dissolution of the Partnership, shall be determined and settled by arbitration to be held in Fort Lauderdale, Florida, in accordance with the rules then applicable of the American Arbitration Association. Any award rendered therein shall be final and binding on each and all of the Partners, and judgment may be entered thereon in the Circuit Court of Broward County, Florida.


                                  ARTICLE XIII
                                  MISCELLANEOUS

          13.01 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

          13.02 Further Assurances. The parties hereto agree that they will execute and deliver such further instruments and documents as may be required or appropriate to carry out the intent and purpose of this Agreement.

          13.03 No Waiver. No failure on the part of any Partner to exercise and no delay in exercising any right, power of remedy shall be construed as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy.

          13.04 Captions. Any titles or captions of articles or paragraphs contained in this Agreement are for convenience only and shall not be deemed part of the context of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular of plural, as the identification of the person or persons may require.

          13.05 Binding Effects. Except as otherwise herein provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and all persons hereafter having or holding an interest in this Partnership, whether as assignees, substituted Limited Partners or otherwise.

          13.06 Amendment. This Agreement may be amended by the General Partner, except that the General Partner may not amend this Agreement to alter the right of the Limited Partners to receive a return of capital, allocations or distributions or to change any Partner's Percentage Interest, without the unanimous consent of the Limited Partners who are adversely affected by said amendment.

          13.07 Entire Agreement. This Agreement contains the entire understanding and agreement among the parties hereto with respect to the subject matter herein discussed and supersedes all agreements relating to the subject matter addressed herein, and there are no prior representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

          13.08 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and, unless expressly or by necessary implication contravened by any provisions hereof, the provisions of the Florida Revised Uniform Limited Partnership Act (1996) shall apply.

          13.09 Legal Advice. The Partners have been advised to obtain independent counsel to represent their percentage interests in connection with the formation and structuring of the partnership, and that they have been further advised to obtain professional advise with respect to the possible income tax consequences and securities law relating to the Partnership.

          13.10 Counterparts and Execution. This Agreement may be executed in multiple counterparts, all of which shall constitute one Agreement, notwithstanding that all of the parties are not signatories to the original or to the same counterpart, to be effective as of the day and year hereinabove set forth.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                             GENERAL PARTNER
                                             E-Z AUTH. MANAGEMENT CO.


/s/ Lance Botzek                             By:/s/ Stephen Golding
----------------------------                    --------------------------------
Witness                                         President of the General Partner
                                                --------------------------------
Lance Botzek
----------------------------
Print Witness Name

/s/ Thomas Carracino                         [ILLEGIBLE]
----------------------------                 -----------------------------------
Witness

Thomas Carracino                             [ILLEGIBLE]
----------------------------                 -----------------------------------
Print Witness Name

                                             LIMITED PARTNERS:

                                             HFE, LTD.

/s/ Lance Botzek                             By:/s/ Stephen Golding
----------------------------                    --------------------------------
Witness                                         President of the General Partner
                                                --------------------------------
Lance Botzek
----------------------------
Print Witness Name

/s/ Thomas Carracino
----------------------------
Witness

Thomas Carracino
----------------------------
Print Witness Name

                                             GOLDING FAMILY LIMITED
                                             PARTNERSHIP


/s/ Lance Botzek                             By:/s/ Stephen Golding
----------------------------                    --------------------------------
Witness                                         President of the General Partner
                                                --------------------------------
Lance Botzek
----------------------------
Print Witness Name

/s/ Thomas Carracino
----------------------------
Witness

Thomas Carracino
----------------------------
Print Witness Name


                                             LEXSYS SOFTWARE CORP.


/s/ Lance Botzek                             By:/s/ [ILLEGIBLE]
----------------------------                    --------------------------------
Witness                                         CFO
                                                --------------------------------
Lance Botzek
----------------------------
Print Witness Name

/s/ Thomas Carracino
----------------------------
Witness

Thomas Carracino
----------------------------
Print Witness Name

                                             HBOA HOLDINGS, INC.

/s/ Lance Botzek                             By:/s/ Gary H. Verdier
----------------------------                    --------------------------------
Witness

Lance Botzek
----------------------------
Print Witness Name

/s/ Thomas Carracino
----------------------------
Witness

Thomas Carracino
----------------------------
Print Witness Name


                                             PETER A. CARVALHO

/s/ Nancy A. Koch                            By:/s/ PETER A. CARVALHO
----------------------------                    --------------------------------
Witness

Nancy A. Koch
----------------------------
Print Witness Name

/s/ Marie E. Brown
----------------------------
Witness

Marie E. Brown
----------------------------
Print Witness Name

                                             MIDGARD LTD.

/s/ Margaret Stevens                         By:/s/ [ILLEGIBLE], President
----------------------------                    --------------------------------
Witness

Margaret Stevens
----------------------------
Print Witness Name

/s/ David W. Weychert
----------------------------
Witness

David W. Weychert
----------------------------
Print Witness Name

                                            MARTIN THIRER

/s/ Nancy A. Koch                           By:/s/ MARTIN THIRER
----------------------------                   ---------------------------------
Witness

Nancy A. Koch
----------------------------
Print Witness Name

/s/ Marie E. Brown
----------------------------
Witness

Marie E. Brown
----------------------------
Print Witness Name

                                            FANOMINAL LTD.

/s/ Nancy A. Koch                           By:/s/ [ILLEGIBLE]
----------------------------                   ---------------------------------
Witness                                        President of its General
                                               Partner Lexig & Associates, Inc.
Nancy A. Koch
----------------------------
Print Witness Name

/s/ Marie E. Brown
----------------------------
Witness

Marie E. Brown
----------------------------
Print Witness Name




                                            KALB & PECK PRIVATE CLIENT
                                            TRUST II

                                            By:/s/
----------------------------                   ---------------------------------
Witness                                         Power of Attorney in Fact

----------------------------
Print Witness Name

----------------------------
Witness

----------------------------
Print Witness Name


                                            AMERSHAM MANAGEMENT LIMITED


/S/ [ILLEGIBLE]                             By:/s/
----------------------------                   ---------------------------------
Witness

Thomas Carracino
----------------------------
Print Witness Name

Lance Botzek
----------------------------
Witness

/s/ Lance Botzek
----------------------------
Print Witness Name